UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 7, 2023
AMNEAL PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38485	32-0546926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 Crossing Blvd
Bridgewater, NJ 08807
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (908) 947-3120
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMRX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On November 7, 2023, Amneal Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its results for the third quarter ended September 30, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
In accordance with General Instruction B.2 of Form 8-K, the information under Item 2.02 of this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), if such subsequent filing specifically references the information furnished pursuant to Item 2.02 of this report.

Item 7.01	Regulation FD.
Amneal will host a conference call and live webcast at 8:30 am Eastern Time on November 7, 2023 to discuss its results. The live webcast and presentation will be accessible through the Investor Relations section of the Company’s website at https://investors.amneal.com. To access the call through a conference line, dial To access the call through a conference line, dial 1 (833) 470-1428 (in the U.S.) with access code 605508. A replay of the conference call will be posted shortly after the call and will be available for seven days. To access the replay, dial 1 (866) 813-9403 (in the U.S.) with access code 301025. For a list of toll-free international numbers, visit this website: https://www.netroadshow.com/events/global-numbers?confId=52762.
The Company intends to publish an investor presentation that can be accessed at the Investors section of the Company’s website, https://investors.amneal.com, under the “Events & Presentations” heading.
In accordance with General Instruction B.2 of Form 8-K, the information referenced under Item 7.01 of this report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this report.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press release issued November 7, 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2023	AMNEAL PHARMACEUTICALS, INC.

	By:	/s/ Anastasios Konidaris
	Name:	Anastasios Konidaris
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)